                                                                    Exhibit (q)

                                    POWER OF ATTORNEY

      The undersigned Directors of Prudential California Municipal Fund hereby constitute, appoint and authorize Deborah A. Docs as true and lawful agent and attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments), and to file the same, with all exhibits thereto, with the Securities and Exchange Commission. The undersigned do hereby give to said agent and attorney-in-fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting. The undersigned do hereby approve, ratify and confirm all that said agent and attorney-in-fact, or any substitute or substitutes, may do by virtue hereof.

/s/ Eugene C. Dorsey                       /s/ David R. Odenath, Jr.
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Eugene C. Dorsey, Director                 David R. Odenath, Jr., Director

/s/ Delayne Dedrick Gold                   /s/ Richard A. Redeker
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Delayne Dedrick Gold, Director             Richard A. Redeker, Director

/s/ Robert F. Gunia                        /s/ Judy A. Rice
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Robert F. Gunia, Director                  Judy A. Rice, Director

/s/ Thomas T. Mooney                       /s/ Nancy H. Teeters
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Thomas T. Mooney, Director                 Nancy H. Teeters, Director

/s/ Stephen P. Munn                        /s/ Louis A. Weil, III
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Stephen P. Munn, Director                  Louis A. Weil, III, Director



Dated: May 21, 2001